REGISTRATION RIGHTS AGREEMENT

      AGREEMENT, dated as of February 28, 1997, between COMTELCO INTERNATIONAL, INC., a Delaware corporation (the "Company"), having an address c/o Walter M. Epstein, Esq., 30 Rockefeller Plaza, 29th Floor, New York, New York, and INTERFINANCE INV. CO. LTD., a Hong Kong corporation, having an address at Limmattalstrasse 10/P.O. Box 13, CH 8954 Geroldswil, Switzerland
("Interfinance").

      WHEREAS, simultaneously with the execution and delivery of this Agreement, Interfinance is purchasing in a private placement (the "Private Placement") from the Company an aggregate of 2,000,000 shares (the "Shares") of the Company's Common Stock, $.00001 par value per share (the "Common Stock"), which will be issued in consideration of $20.00 in cash and a secured Promissory Note due on February 28, 1998 in the principal amount of $3,999,980; and

      WHEREAS, in connection with the Private Placement the Company has agreed to register the Shares pursuant to the terms of this Agreement.

      NOW, THEREFORE, for good and valuable consideration, the parties hereto mutually agree as follows:

      1.    Registration of the Shares.

            (a) Within 180 days of the date of this Agreement, the Company shall file a registration statement (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), with the Securities and Exchange Commission (the "SEC"). The Registration Statement shall register the Shares for resale under the Act and shall include Interfinance and any Transferees as selling shareholders. A "Transferee" shall be any person or entity that is included on a list delivered by Interfinance to the Company prior to the effective date of the Registration Statement (the "Effective Date"), which list shall name all persons or entities to whom Interfinance has, prior to the Effective Date, validly transferred Shares. Collectively, Interfinance and the Transferees are referred to herein as the "Holders."

            (b) Once filed, the Company will use its best efforts to cause the Registration Statement to become effective as promptly as possible and, if any stop order shall be issued by the SEC in connection therewith, to use its reasonable efforts to obtain the removal of such order. Following the effective date of the Registration Statement, the Company shall, upon the request of a Holder, forthwith supply such reasonable number of copies of the Registration Statement, prospectus and other documents necessary or incidental to the registration as shall be reasonably requested by such Holder to permit such Holder to make a public distribution of such Holder's Shares. The Company will use its reasonable efforts to qualify the Shares for sale in such states as the Holders of such securities shall reasonably request, provided that no such qualification will be required in any jurisdiction where, solely as a result thereof, the Company would be subject to general service of process or to taxation or qualification as a foreign corporation doing business in such jurisdiction. The obligations of the Company hereunder with respect to the Shares of each Holder are expressly conditioned on each Holder furnishing to the Company such appropriate information concerning such Holder, such Holder's Shares and the terms of each such Holder's offering of such Shares as the Company may reasonably request.

            (c) The Company shall bear the entire cost and expense of the registration of the Shares; provided, however, that each Holder shall be solely responsible for the fees of any counsel retained by such Holder in connection with such registration and any transfer taxes or underwriting discounts, commissions or fees applicable to the Shares sold by such Holder pursuant thereto.

            (d) Neither the filing of the Registration Statement by the Company pursuant to this Agreement nor the making of any request for prospectuses by any Holder shall impose upon any Holder any obligation to sell such Holder's Shares.

            (e) A Holder, upon receipt of notice from the Company that an event has occurred which requires a post-effective amendment to the Registration Statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of Shares until the Holder receives a copy of a supplemented or amended prospectus from the Company, which the Company shall provide as soon as practicable after such notice.

      2.    Indemnification.

            (a) The Company shall indemnify and hold harmless the Holders from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Registration Statement, any other registration statement filed by the Company under the Act, any post-effective amendment to such registration statements, or any prospectus included therein required to be filed or furnished by reason of this Agreement or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except, with respect to each Holder, insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission based upon information furnished or required to be furnished in writing to the Company by such Holder expressly for use therein, which indemnification shall include each person, if any, who controls each Holder within the meaning of the Act and each officer, director, employee and agent of each Holder; provided, however, that the indemnification in this paragraph (c) with respect to any prospectus shall not inure to the benefit of any Holder (or to the benefit of any person controlling any Holder) on account of any such loss, claim, damage or liability arising from the sale of Shares by any Holder, if a copy of a subsequent prospectus correcting the untrue statement or omission in such earlier prospectus was provided to such Holder by the Company prior to the subject sale and the subsequent prospectus was not delivered or sent by such Holder to the purchaser prior to such sale; and provided further, that the Company shall not be obligated to so indemnify any Holder or other person referred to above unless such Holder or other person, as the case may be, shall at the same time indemnify the Company, its directors, each officer signing the Registration Statement and each person, if any, who controls the Company within the meaning of the Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Registration Statement, any registration statement or any prospectus required to be filed or furnished by reason of this Agreement or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or lia bilities are caused by any untrue statement or omission based upon information furnished in writing to the Company by such Holder expressly for use therein.

            (b) If for any reason the indemnification provided for in the preceding subparagraph is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

      3.    Governing Law; Jurisdiction.

            (a) The Shares, when issued, will be delivered in New York. This Agreement shall be deemed to have been made and delivered in the State of New York and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York.

            (b) The Company and Interfinance each (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement, or any other agreement entered into between the Company and pursuant to the Private Placement or the Registration Statement shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (b) waives any objection which the Company or Interfinance may have now or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The Company and Interfinance each further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York.

      4. Amendment. This Agreement may only be amended by a written instrument executed by the Company and Interfinance.

      5. Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.


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

      6. Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

      7. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed duly given when delivered by hand or five days after such notice mailed by registered or certified mail, postage prepaid, return receipt requested to the address set forth on the first page of this Agreement.

      8. Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

      9. Severability. Any provision of this Agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction(s) shall be, as to such jurisdiction(s), ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

      IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.

                                       COMTELCO INTERNATIONAL INC.


                                       By: /s/ August Steiner
                                           -------------------------------------
                                           August Steiner, Chairman


                                       INTERFINANCE INV. CO. LTD.


                                       By: /s/ Ueli Ernst
                                           -------------------------------------
                                           Ueli Ernst, President


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